Exhibit 10.4


             AMENDMENT TO THE CONFIDENTIAL SETTLEMENT AGREEMENT AND RELEASE AMONG CONGOLEUM CORPORATION, THE PLAN TRUST AND
          CERTAIN UNDERWRITERS AT LLOYD'S, LONDON, DATED JUNE 22, 2005

      This Amendment (the "Amendment") to the Confidential Settlement Agreement and Release Among Congoleum Corporation, The Plan Trust and Certain Underwriters at Lloyd's, London, dated June 22, 2005 is made this 29th day of July, 2005 by and between "Congoleum" (as defined herein) and, upon its creation, The Plan Trust, on the one part, and certain Underwriters at Lloyd's, London ("Lloyd's Underwriters") on the other part.

      WHEREAS, each of Congoleum and Lloyd's Underwriters executed the Confidential Settlement Agreement and Release Among Congoleum Corporation, The Plan Trust and Certain Underwriters at Lloyd's, London, dated June 22, 2005 (the "Agreement"); and

      WHEREAS, pursuant to Section 15 of the Agreement, each of Congoleum and Lloyd's Underwriters seeks to amend the Agreement as follows:

      Paragraph 1.O of the Agreement shall be amended to read:

      O.    Congoleum: The term "Congoleum" shall mean:

            (i) the corporation now named Congoleum Corporation that was incorporated in the State of Delaware in 1986 ("Congoleum Corporation");

            (ii) all present subsidiaries of Congoleum Corporation, any Persons in which Congoleum Corporation has an ownership interest, directly or indirectly, of fifty percent (50%) or more, and any other Persons on whose behalf Congoleum Corporation has the power and authority to release claims under the London Policies;


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            (iii) any Persons that have been acquired by, merged into or combined with any of the Persons identified in sub-paragraph 1.O(i) and (ii) above

            (iv) Congoleum Corporation's predecessors, successors and past and present assigns, all its past subsidiaries and the predecessors, successors and past and present assigns of such past subsidiaries; provided that, as to each of the foregoing, Congoleum Corporation has the power and authority to release claims under the London Policies on their behalf;

            (v) any and all Persons named as insureds, other insureds, or otherwise insured or claimed to be insured under the London Policies; provided that, as to each of the foregoing, Congoleum Corporation has the power and authority to release claims under the London Policies on their behalf;

            (vi) Congoleum Sales, Inc. and Congoleum Fiscal, Inc., debtors and debtors-in-possession; and

            (vii) the directors, officers, agents, employees, representatives and attorneys of any of the foregoing Persons, solely in their respective capacities as such; provided that, as to each of the foregoing, Congoleum Corporation has the power and authority to release claims under the London Policies on their behalf.


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                        FOR CONGOLEUM

                        By:    /s/ Howard N. Feist III
                               ----------------------------------------

                        Name:  Howard N. Feist III
                               ----------------------------------------

                        Title: Chief Financial Officer
                               ----------------------------------------

                        Date:  August 12, 2005
                               ----------------------------------------



                        FOR LLOYD'S UNDERWRITERS

                        By:    James Sotille, Esq., attorney,-in-fact
                               ----------------------------------------

                        Name:  James Sotille
                               ----------------------------------------

                        Title: Attorney-in-fact
                               ----------------------------------------

                        Date:  June 22, 2005
                               ----------------------------------------


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